UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015

Del Taco Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36197	46-3340980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25521 Commercentre Drive

Lake Forest, CA 92630

(Address of Principal executive offices, including Zip Code)

(949) 462-9300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 27, 2015, Del Taco Restaurants, Inc. issued a press release (the “Earnings Release”) announcing financial results for its wholly-owned subsidiary Del Taco Holdings, Inc. for the quarter ended July 16, 2015. Furnished hereto as Exhibit 99.2 to this Current Report on Form 8-K is a copy of the Earnings Release.

Unaudited quarterly financial information for Del Taco Holdings, Inc. for fiscal year 2014 is furnished hereto as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibits 99.2 and 99.3 attached hereto is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On June 30, 2015, the registrant consummated the previously announced business combination (the “Business Combination”) between Levy Acquisition Corp. (“LAC”) and Del Taco Holdings, Inc. (“Former Del Taco”) pursuant to the Agreement and Plan of Merger, dated as of March 12, 2015, by and among LAC, Levy Merger Sub, LLC, LAC’s wholly-owned subsidiary (“Merger Sub”), and Former Del Taco, providing for the merger (the “Merger”) of Merger Sub with and into Former Del Taco, with Former Del Taco surviving the merger as a wholly-owned subsidiary of LAC.

In connection with the closing of the Business Combination, the registrant changed its name from Levy Acquisition Corp. to Del Taco Restaurants, Inc.

This Current Report on Form 8-K includes Former Del Taco’s condensed consolidated financial statements for the twelve and twenty-four weeks ending June 16, 2015, together with the notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations, all of which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1	Unaudited condensed consolidated balance sheets of Del Taco Holdings, Inc. as of June 16, 2015 and December 30, 2014, unaudited condensed consolidated statements of comprehensive loss of Del Taco Holdings, Inc. for the twelve and twenty-four weeks ended June 16, 2015 and June 17, 2014, unaudited condensed consolidated statements of shareholders’ equity of Del Taco Holdings, Inc. for the twenty-four weeks ended June 16, 2015, unaudited condensed consolidated statements of cash flows of Del Taco Holdings, Inc. for the twenty-four weeks ended June 16, 2015 and June 17, 2014, together with the notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the twelve and twenty-four weeks ended June 16, 2015.

Exhibit 99.2	Press Release issued on July 27, 2015 announcing second quarter 2015 financial results of Del Taco Holdings, Inc.

Exhibit 99.3	Unaudited quarterly financial information for Del Taco Holdings, Inc. for Fiscal Year 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: July 27, 2015